                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                      October 25, 1999 (October 20, 1999)

                     BRIGHT HORIZONS FAMILY SOLUTIONS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                      0-24699                   62-1742957
----------------------------     -----------------------   ---------------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)



    One Kendall Square, Building 200
        Cambridge, Massachusetts                                  02139
-----------------------------------------------------       ----------------
(Address of principal executive offices)                       (Zip Code)



       Registrant's telephone number, including area code: (617) 577-8020



                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.           Other Events

         A copy of the press release, dated October 21, 1999, announcing the approval of a stock repurchase program by the board of directors of Bright Horizons Family Solutions, Inc. on October 20, 1999 is attached hereto as
Exhibit 99.1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BRIGHT HORIZONS FAMILY
                                        SOLUTIONS, INC.

Date: October 22, 1999                  By: /s/ Elizabeth Boland
                                           -------------------------------------
                                            Elizabeth Boland
                                            Chief Financial Officer

                                  EXHIBIT INDEX

99.1 Press Release, dated October 21, 1999, announcing the approval of the stock repurchase program.